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                                                                      Exhibit 25

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                          __________________________________

                                       FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

      Check if an Application to Determine Eligibility of a Trustee Pursuant to
Section 305(b)___

                            BANK OF MONTREAL TRUST COMPANY
                 (Exact name of trustee as specified in its charter)

                     New York                             13-4941093
   (State of incorporation or organization             (I.R.S. employer
          if not a U.S. national bank)                identification no.)

                77 Water Street
               New York, New York                            10005
(Address of trustee's principal executive offices)         (Zip code)


                                  Mark F. McLaughlin
                            Bank of Montreal Trust Company
                         77 Water Street, New York, NY  10005
                                    (212) 701-7602
              (Name, address and telephone number of agent for service)
                         ____________________________________

                          COMCAST CABLE COMMUNICATIONS, INC.
                 (Exact name of obligor as specified in its charter)

               Delaware                                     23-2175755
   (State or other jurisdiction of                       (I.R.S. employer
    incorporation or organization)                     identification number)


                                  150 Market Street
                             Philadelphia, PA 19102-2148
                       (Address of principal executive offices)
                        ______________________________________

                                8-1/8% Notes due 2004
                                8-3/8% Notes due 2007
                                8-7/8% Notes due 2017
                                8-1/2% Notes due 2027
                           (Title of Indenture Securities)


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                                        - 2 -


Item 1.  General Information.

         Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street, New York NY 10045

                        State of New York Banking Department
                        2 Rector Street, New York, NY 10006

    (b)  Whether it is authorized to exercise corporate trust powers.

              The Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

              The obligor is not an affiliate of the trustee.

Item 16. List of Exhibits.

    List below all exhibits filed as part of this statement of eligibility.

    1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

    2.   Copy of the existing By-Laws of Bank of Montreal Trust
         Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

    3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

    4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                      SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 12th of June, 97.

                            BANK OF MONTREAL TRUST COMPANY



                         By /s/ Amy Roberts
                           -------------------------------
                                    Amy Roberts
                              Assistant Vice President

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                                                                EXHIBIT "D"

                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK

ASSETS
Due From Banks................................................. $   740,801
                                                                -----------
Investment Securities:
  State & Municipal............................................  16,888,571
  Other........................................................         100
                                                                -----------
    Total Securities...........................................  16,888,671
                                                                -----------
Loans and Advances
  Federal Funds Sold...........................................   4,300,000
  Overdrafts...................................................       3,591
                                                                -----------
    Total Loans and Advances...................................   4,303,591
                                                                -----------
Investment in Harris Trust, NY.................................   7,516,776
Premises and Equipment.........................................     173,475
Other Assets...................................................   2,304,743
                                                                -----------
                                                                  9,994,994
                                                                -----------
    TOTAL ASSETS............................................... $31,928,057
                                                                -----------
                                                                -----------
LIABILITIES
Trust Deposits................................................. $ 8,602,958
Other Liabilities..............................................     784,769
                                                                -----------
    TOTAL LIABILITIES..........................................   9,387,727
                                                                -----------
CAPITAL ACCOUNTS
Capital Stock, Authorized, Issued and Fully Paid-10,000 Shares
  of $100 Each.................................................   1,000,000
Surplus........................................................   4,222,188
Retained Earnings..............................................  17,289,810
Equity-Municipal Gain/Loss.....................................      28,332
                                                                -----------
    TOTAL CAPITAL ACCOUNTS.....................................  22,540,330
                                                                -----------
    TOTAL LIABILITIES AND CAPITAL ACCOUNTS....................  $31,928,057
                                                                -----------
                                                                -----------

    I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                Mark F. McLaughlin
                                 December 31, 1996

    We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom